UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ROCKWELL MEDICAL, INC.
(Name of Registrant as Specified in Its Charter)

RICHMOND BROTHERS, INC.

RBI PRIVATE INVESTMENT I, LLC

RBI PRIVATE INVESTMENT II, LLC

RBI PI MANAGER, LLC

RICHMOND BROTHERS 401(K) PROFIT SHARING PLAN

DAVID S. RICHMOND

MATTHEW J. CURFMAN

NORMAN J. RAVICH IRREVOCABLE TRUST

NORMAN AND SALLY RAVICH FAMILY TRUST

ALEXANDER COLEMAN RAVICH 1991 IRREVOCABLE TRUST

ALYSSA DANIELLE RAVICH 1991 IRREVOCABLE TRUST

MARK H. RAVICH

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2017 ANNUAL MEETING OF SHAREHOLDERS

OF

ROCKWELL MEDICAL, INC.

SUPPLEMENT DATED APRIL 24, 2017 TO THE PROXY STATEMENT OF RICHMOND BROTHERS, INC. AND MARK H. RAVICH DATED APRIL 20, 2017

PLEASE SIGN, DATE AND MAIL THE BLUE PROXY CARD TODAY

Richmond Brothers, Inc. and Mark H. Ravich, together with the other participants in this solicitation (collectively, “Richmond Brothers”), are making this proxy statement supplement and accompanying BLUE proxy card available to holders of common stock, no par value per share (“Common Stock”), of Rockwell Medical, Inc., a Michigan corporation (“Rockwell” or the “Company”), in connection with the solicitation of proxies in connection with the Company’s 2017 annual meeting of shareholders scheduled to be held on Thursday, June 1, 2017, at 9:00 a.m., Eastern Time, at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan 48393 (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof, the “Annual Meeting”).

We are seeking your support at the Annual Meeting to elect Richmond Brothers’ director nominee, Mark H. Ravich (the “Nominee”), to the Company’s Board of Directors (the “Board”) in opposition to the Company’s director nominee for the class with terms ending in 2020.

Richmond Brothers filed its definitive proxy statement for the Annual Meeting with the Securities and Exchange Commission (the “SEC”) on April 20, 2017. The Company filed its definitive proxy statement for the Annual Meeting with the SEC on April 21, 2017. This supplement discloses certain information about the Annual Meeting included in the Company’s definitive proxy statement that had not been publicly available at the time we filed our definitive proxy statement.

IMPORTANTLY, IF YOU HAVE SUBMITTED A BLUE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

According to the Company’s definitive proxy statement, as of April 3, 2017, the record date for the Annual Meeting, there were 52,057,711 shares of Common Stock outstanding and expected to be entitled to vote at the Annual Meeting.

According to the Company’s definitive proxy statement, to be considered for inclusion in the Company’s proxy statement for the 2018 annual meeting of shareholders (the “2018 Annual Meeting”), shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at the Company’s principal executive offices no later than December 22, 2017. Address all shareholder proposals and notices to: Rockwell Medical, Inc., Thomas E. Klema, Secretary, 30142 Wixom Road, Wixom, Michigan 48393. According to the Company’s definitive proxy statement, any shareholder intending to present any proposal (other than a proposal made by, or at the direction of, the Board) at the 2018 Annual Meeting, must give written notice of that proposal to the Company’s Secretary no earlier than the close of business on February 1, 2018 and no later than March 3, 2018; however, if the 2018 Annual Meeting date has been significantly advanced or delayed from the first anniversary of the date of the 2017 Annual Meeting, then notice of such proposal must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. A shareholder delivering such notice must provide the information required by the Company’s Bylaws and also must update the information provided in the notice at the times specified in the Bylaws.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2018 Annual Meeting is based on information contained in the Company’s definitive proxy statement and the Bylaws. The incorporation of this information in this proxy statement should not be construed as an admission by Richmond Brothers that such procedures are legal, valid or binding.

For details regarding the qualifications of the Nominee as well as our reasons for making this solicitation, please see our definitive proxy statement filed with the SEC on April 20, 2017. If you need another copy of our definitive proxy statement or this supplement, please contact Saratoga Proxy Consulting LLC, which is assisting Richmond Brothers with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated April 24, 2017, and is first being furnished to shareholders of the Company on or about April 24, 2017. This supplement should be read in conjunction with Richmond Brothers’ definitive proxy statement filed with the SEC on, and first furnished to shareholders of the Company on or about, April 20, 2017.

All BLUE proxy cards that have been submitted in connection with our mailing to shareholders of a proxy statement and proxy card on April 20, 2017 remain valid and will be voted at the Annual Meeting as marked.

THEREFORE, IF YOU HAVE SUBMITTED A BLUE PROXY CARD SINCE APRIL 20, 2017 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

THIS SOLICITATION IS BEING MADE BY RICHMOND BROTHERS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEE. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE COMPANY.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING AND RETURNING A BLUE PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy materials are available at

www.richmondbrothers.com/time-for-action-at-rmti

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Please sign, date, and return the BLUE proxy card today to vote FOR the election of the Nominee and in accordance with Richmond Brothers’ recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the BLUE proxy card and return it to Richmond Brothers, c/o Saratoga Proxy Consulting LLC (“Saratoga”).
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the voting form.

Since only your latest dated proxy card will count, you should DISREGARD AND DISCARD, and NOT vote, any WHITE proxy card you receive from the Company. Even if you return the WHITE management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominee only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

Saratoga is assisting Richmond Brothers with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Shareholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

BLUE PROXY CARD

Rockwell Medical, Inc.

2017 ANNUAL MEETING OF shareHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

RICHMOND BROTHERS, INC., MARK H. RAVICH AND THE OTHER PARTICIPANTS IN THEIR PROXY SOLICITATION

THE BOARD OF DIRECTORS OF Rockwell Medical, Inc.

IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints David S. Richmond, Mark. H. Ravich, John Ferguson and Steve Wolosky, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Rockwell Medical, Inc., a Michigan corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Shareholders of the Company scheduled to be held on Thursday, June 1, 2017, at 9:00 a.m., Eastern Time, at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan 48393 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Richmond Brothers, Inc. and Mark H. Ravich (together, “Richmond Brothers”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “AGAINST” PROPOSAL 2, “ONE YEAR” ON PROPOSAL 3, “AGAINST” PROPOSAL 4 AND “FOR” PROPOSAL 5.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Richmond Brothers’ solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

RICHMOND BROTHERS STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEE LISTED BELOW IN PROPOSAL 1, AGAINST PROPOSAL 2, ONE YEAR ON PROPOSAL 3, AND AGAINST PROPOSAL 4. RICHMOND BROTHERS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 5.

1.	Richmond Brothers’ proposal to elect Mark H. Ravich as a Class II director of the Company to serve until the 2020 annual meeting of shareholders.
		FOR NOMINEE	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE
Nominee:	Mark H. Ravich	☐	☐

Richmond Brothers does not expect that its nominee will be unable to stand for election, but, in the event that its nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for a substitute nominee, to the extent this is not prohibited under the Bylaws and applicable law. In addition, Richmond Brothers has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee.

2.	Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	Company’s proposal to approve, on a non-binding advisory basis, the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.
☐	ONE YEAR	☐	TWO YEARS	☐	THREE YEARS	☐	ABSTAIN

4.	Company’s proposal to approve the Company’s 2017 Long Term Incentive Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	Company’s proposal to ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for 2017.
☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.